OVERTURE ACQUISITION CORP. ANNOUNCES ENTRY INTO
ORDINARY SHARE REPURCHASE AGREEMENTS AND OTHER MATTERS

GRAND CAYMAN, Cayman Islands January 26, 2010 – Overture Acquisition Corp. (NYSE Amex: NLX) (“Overture”) today announced that it has entered into agreements to purchase an aggregate of 5,060,383 ordinary shares sold in its initial public offering in privately negotiated transactions (the “Agreements”) from shareholders of Overture.  Pursuant to the Agreements and in exchange for the aggregate purchase price, each of the holders have agreed to vote, or granted a proxy to vote, their ordinary shares in favor of each of the shareholder proposals set forth in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on January 8, 2010.

Overture also announced today that it intends to convene and then adjourn, without conducting any business, its Extraordinary General Meeting of Shareholders until Friday, January 29, 2010 at 10:00 a.m. Eastern Time in order to give Overture shareholders additional time to vote on the proposals to be considered at that Extraordinary General Meeting and the Special Meeting of Warrantholders will be held, as scheduled, tomorrow, January 27, 2010, at 10:00 a.m., at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York.

As more fully described in Overture's definitive proxy statement/prospectus, shareholders and warrantholders may revoke their proxy and change their vote at any time before the applicable shareholder and warrantholder meetings.

Overture also announced that it has received, effective January 25, 2010, its Certificate of Registration as a Long-Term Insurer in Bermuda, issued by the Bermuda Monetary Authority (“BMA”) for reinsurance business with Jefferson National Life Insurance Company.  The Company expects that the registration will be extended by the BMA to other third party business in due course.  At this time other third party reinsurance business would require BMA approval.

Additional information regarding Overture, its proposed business combination with Jefferson National Financial Corp., and the related transactions is available in the definitive proxy statement/prospectus filed with the Securities and Exchange Commission on January 8, 2010, copies of which may be obtained without charge, at the SEC’s website at http://www.sec.gov.

Not a Proxy Statement/Prospectus

This press release is not a proxy statement/prospectus or a solicitation of proxies from the holders of Overture’s securities. Any solicitation of proxies will be made only pursuant to the definitive proxy statement/prospectus being mailed to all Overture shareholders and warrantholders who hold such securities as of the record date. Interested investors and security holders are urged to read the definitive proxy statement/prospectus and appendices thereto and the Current Reports because they contain important information about Overture, Jefferson National Financial Corp., Jefferson National Life Insurance Company, and the proposals to be presented at the Extraordinary General Meeting of Shareholders and the Special Meeting of Warrantholders, as the case may be.

About Overture Acquisition Corp.

Overture Acquisition Corp. is a special purpose acquisition corporation incorporated in the Cayman Islands on September 25, 2007 as an exempted company.  It is a company formed for the purpose of effecting a merger, share capital exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses.

About Jefferson National Life Insurance Company

Jefferson National Life Insurance Company is a Texas insurance company and a wholly owned subsidiary of Jefferson National Financial Corp.  JNL was founded in 1937, is licensed in 49 states and run by current management team since 2003.  JNL currently offers annuity products through multiple distribution channels.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Overture, JNF, JNL and Overture’s business after completion of the proposed transactions. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of the management of Overture, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the Forward-Looking Statements: (i) Overture’s ability to complete its proposed business combination within the specified time limits; (ii) officers and directors allocating their time to other businesses or potentially having conflicts of interest with Overture’s business or in approving the Business Combination; (iii) success in retaining or recruiting, or changes required in, Overture’s officers, key employees or directors following the Business Combination; (iv) delisting of Overture’s securities from the NYSE Amex following the Business Combination; (v) the potential liquidity and trading of Overture’s public securities; (vi) Overture’s revenues and operating performance; (vii) changes in overall economic conditions; (viii) anticipated business development activities of Overture following the Business Combination; (ix) changing interpretations of generally accepted accounting principles, (x) continued compliance with government regulations, (xi) changing legislation or regulatory environments (xii) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and (xiii) other relevant risks detailed in Overture’s filings with the SEC and those factors listed in the definitive proxy statement/prospectus under “Risk Factors.”  The information set forth herein should be read in light of such risks. None of Overture, JNF, or JNL assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.  Overture, JNF, JNL and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of Overture’s shareholders and warrantholders to be held to approve the proposed transactions described herein. The underwriters of Overture’s initial public offering may provide assistance to Overture, JNF, JNL and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to Overture’s initial public offering were deferred pending stockholder approval of Overture’s initial business combination, and shareholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. In connection with the proposed Business Combination (and related transactions) and amendment to the warrant agreement, Overture has filed with the SEC a definitive proxy statement/prospectus. Overture’s shareholders and warrantholders are advised to read the definitive proxy statement/prospectus and other documents filed with the SEC in connection with the solicitation of proxies for the Extraordinary General Meeting of Shareholders and the Special Meeting or Warrantholders because these documents contain important information. The definitive proxy statement/prospectus will be mailed to Overture’s shareholders and warrantholders as of January 7, 2010.  Overture’s shareholders and warrantholders will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to: Overture Acquisition Corp., 1133 Avenue of the Americas, Suite 3100, New York, New York 10036-6710, Attn: Mark Blazer, President. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website at http://www.sec.gov.

Contacts:

Marc J. Blazer
President and Treasurer
Overture Acquisition Corp.
(646) 736-1376
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